Exhibit 99.1

CalAmp Reports Fiscal 2017 Second Quarter Financial Results

Revenue was $90.5 million, a 30% year-over-year increase
Consolidated gross margin of 42%

IRVINE, CA, September 29, 2016 -- CalAmp (NASDAQ: CAMP), a leading provider of wireless products, services and solutions, today reported results for its fiscal 2017 second quarter ended August 31, 2016.

Michael Burdiek, CalAmp's President and Chief Executive Officer, said, “The company continues its rapid pace of innovation, expanding its product portfolio and leadership position in the connected vehicle marketplace. Our pipeline of opportunities is very healthy, and we recently won two significant MRM telematics device customers who are expected to contribute to our long-term growth. Although we have been impacted by tough macro conditions in North America, we continue to invest in market-leading telematics solutions, and we remain optimistic that we will see a pick-up in growth from CalAmp’s core businesses and new opportunities emerging through LoJack channels.”

Revenue for the second quarter of fiscal 2017 was $90.5 million, an increase of 30% from the second quarter of fiscal 2016. Revenue in the second quarter of fiscal 2017 included $31.9 million from LoJack products and services and $6.7 million from the Satellite segment.

Gross profit for the second quarter of fiscal 2017 was $37.6 million, an increase of $12.3 million over the same quarter last year. Gross margin was 42% in the second quarter of fiscal 2017, up from 36% in the second quarter of fiscal 2016.

GAAP net income for the second quarter of fiscal 2017 was $0.5 million, or $0.01 per diluted share, compared to net income of $3.5 million, or $0.10 per diluted share, in the second quarter of fiscal 2016. Non-GAAP adjusted basis net income for the second quarter of fiscal 2017 was $10.1 million, or $0.27 per diluted share, compared to non-GAAP adjusted net income of $9.8 million, or $0.27 per diluted share, in the second quarter of fiscal 2016. Adjusted EBITDA for the second quarter of fiscal 2017 was $12.9 million and Adjusted EBITDA margin was 14.2%.

As of August 31, 2016, the Company had total cash and marketable securities of $117 million and total debt outstanding of $143 million, which is the carrying amount of the Company's 1.625% convertible notes in the face amount of $172.5 million. Net cash provided by operating activities was $11.0 million during the second quarter of fiscal 2017.

During the second quarter, the company purchased and retired approximately 580,000 shares of its common stock at an aggregate cost of $8.5 million pursuant to a stock repurchase plan adopted in June 2016. As of August 31, 2016, the remaining authorization for additional share purchases under this plan is $16.5 million.

CalAmp Reports Fiscal 2017 Second Quarter Financial Results

Recent Business Highlights
●	One of the largest telematics service providers in North America has chosen various CalAmp LMU and TTU telematics device lines for its range of fleet and asset management solutions. This recent development follows another significant customer win in the first quarter with Omnitracs.
●	The company launched the LoJack-branded LotSmart™ and SureDrive™ telematics applications.
●	CalAmp received certification of its Instant Crash Notification (ICN) service by independent insurance industry research company CESVIMAP, which provides objective evaluations of crash test results for vehicle repair and other collision damage services to insurance companies in Europe, Latin America and China.
●	The company announced that two customers, MapAnything and Chevin, have chosen the CalAmp Telematics Cloud suite of services to enable their respective telematics applications offerings. With these additional customers, CalAmp now has six companies that rely on this innovative service platform to power their telematics solutions.
●	LoJack Italy, the wholly-owned LoJack licensee, maintained its rapid growth at over 60% year-over-year.

Business Outlook
The Company remains cautious in the very near-term as macro conditions in North America have continued to result in softer-than-expected demand from key customers for MRM telematics products. Though CalAmp has experienced weakness through the first half of this year, the company is seeing some firming of demand and is optimistic that the company will see MRM product revenues begin to improve later this fiscal year and into fiscal 2018.

Excluding CalAmp’s Satellite business, which contributed $6.7 million of revenue in the second fiscal quarter and ceased operations at quarter-end, the outlook for the third quarter ending November 30, 2016 is:

●	Consolidated revenue in the range of $81 to $87 million, along with GAAP basis results of operations in the range of ($0.02) net loss to $0.02 net income per diluted share and non-GAAP net income in the range of $0.24 to $0.30 per diluted share.
●	Adjusted EBITDA in the range of $11 to $14 million.

In addition, the Company expects its core business to steadily strengthen through the balance of this year, with momentum building into fiscal 2018.

Conference Call and Webcast
CalAmp is hosting a conference call for analysts and investors to discuss its fiscal 2017 second quarter results and outlook for its fiscal 2017 third quarter at 1:30 p.m. Pacific Time today. Participants can listen in via webcast by visiting the Investor Relations section of CalAmp's website at www.calamp.com. Please go to the website at least 15 minutes early to register, download and install any necessary audio software. A replay of the webcast will be available for 30 days after the call. The conference call can also be accessed by dialing 855-302-8830 (+1-330-871-6073 for international callers) and using the Conference ID# 80479544. Following the call, an audio replay will also be available by calling 855-859-2056 or +1-404-537-3406 and entering the Conference ID# 80479544. The audio replay will be available through October 6, 2016.

CalAmp Reports Fiscal 2017 Second Quarter Financial Results

About CalAmp
CalAmp (NASDAQ: CAMP) is a proven leader in providing wireless communications solutions to a broad array of vertical market applications and customers. CalAmp's extensive portfolio of intelligent communications devices, robust and scalable cloud service platform, and targeted software applications streamline otherwise complex Machine-to-Machine (M2M) deployments. These solutions enable customers to optimize their operations by collecting, monitoring and efficiently reporting business critical data and desired intelligence from high-value mobile and remote assets. For more information, please visit www.calamp.com.

Forward-Looking Statements
Statements in this press release that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as “may”, “will”, “expect”, “intend”, “plan”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “goal” and variations of these words and similar expressions, are intended to identify forward-looking statements. The forward-looking statements in this press release address a variety of subjects, including the outlook for our fiscal 2017 third and fourth quarter operating results. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including global economic conditions (including Brexit), competitive pressures and pricing declines, softer-than-expected demand from key customers, intellectual property infringement claims, and other risks or uncertainties that are described in Part I, Item 1A of our Annual Report on Form 10-K for fiscal 2016 as filed on April 20, 2016 with the Securities and Exchange Commission. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures
“GAAP” refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This press release includes historical non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission. CalAmp believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to investors. The presentation of historical non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with GAAP.

In this press release, CalAmp reports the non-GAAP financial measures of Adjusted Basis net income, Adjusted basis net income per diluted share, non-GAAP gross margin, Adjusted EBITDA (Earnings Before Investment Income, Interest Expense, Taxes, Depreciation, Amortization, Stock-Based Compensation and certain other adjustments as detailed in the accompanying non-GAAP reconciliation), and Adjusted EBITDA margin. Adjusted Basis net income excludes the impact of intangibles amortization expense, stock-based compensation, acquisition and integration expenses, and certain other adjustments as shown in the non-GAAP reconciliation provided in the table at the end of this press release. CalAmp uses these non-GAAP financial measures to enhance the investor's overall understanding of the financial performance and future prospects of CalAmp's core business activities.

CalAmp Reports Fiscal 2017 Second Quarter Financial Results

Specifically, CalAmp believes that the use of these non-GAAP measures facilitates the comparison of results of core business operations between its current and past periods.

AT CALAMP:	AT NMN ADVISORS:
Garo Sarkissian	Nicole Noutsios
SVP, Corporate Development	(510) 315-1003
(949) 600-5600	nicole@nmnadvisors.com

CalAmp Reports Fiscal 2017 Second Quarter Financial Results

CAL AMP CORP.
CONSOLIDATED INCOME STATEMENTS
(Unaudited, in thousands except per share amounts)

	Three Months Ended		Six Months Ended
	August 31,		August 31,
	2016	2015	2016	2015
Revenues	$90,479	$69,808	$181,626	$135,237

Cost of revenues	52,865	44,505	109,178	86,408

Gross profit	37,614	25,303	72,448	48,829

Operating expenses:
Research and development	5,885	4,995	11,976	9,560
Selling	12,683	5,847	23,991	11,345
General and administrative	11,284	4,908	27,267	9,683
Intangible asset amortization	3,856	1,655	7,346	3,299
	33,708	17,405	70,580	33,887
Operating income	3,906	7,898	1,868	14,942

Non-operating income (expense):
Investment income (loss)	455	(43)	908	(15)
Interest expense	(2,474)	(2,280)	(4,898)	(2,928)
Other income (expense)	(130)	(18)	413	(29)
	(2,149)	(2,341)	(3,577)	(2,972)
Income (loss) before income taxes and
equity in net loss of affiliate	1,757	5,557	(1,709)	11,970

Income tax benefit (provision)	(864)	(2,058)	255	(4,412)

Income (loss) before equity in net
loss of affiliate	893	3,499	(1,454)	7,558

Equity in net loss of affiliate	(372)	-	(684)	-
Net income (loss)	$521	$3,499	$(2,138)	$7,558

Earnings (loss) per share:
Basic	$0.01	$0.10	$(0.06)	$0.21
Diluted	$0.01	$0.10	$(0.06)	$0.21

Shares used in computing earnings (loss) per share:
Basic	36,390	36,135	36,425	36,049
Diluted	36,849	36,716	36,425	36,691

BUSINESS SEGMENT INFORMATION
(Unaudited, in thousands)

	Three Months Ended		Six Months Ended
	August 31,		August 31,
	2016	2015	2016	2015
Revenues
Wireless DataCom	$83,807	$61,819	$166,557	$119,645
Satellite	6,672	7,989	15,069	15,592
Total revenues	$90,479	$69,808	$181,626	$135,237

Gross profit
Wireless DataCom	$36,209	$23,098	$68,719	$44,686
Satellite	1,405	2,205	3,729	4,143
Total gross profit	$37,614	$25,303	$72,448	$48,829

Operating income
Wireless DataCom	$5,035	$7,529	$6,072	$14,419
Satellite	139	1,557	1,547	2,777
Corporate expenses	(1,268)	(1,188)	(5,751)	(2,254)
Total operating income	$3,906	$7,898	$1,868	$14,942

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CalAmp Reports Fiscal 2017 Second Quarter Financial Results

CAL AMP CORP.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	August 31,	February 29,
	2016	2016
Assets	(Unaudited)
Current assets:
Cash and cash equivalents	$94,705	$139,388
Short-term marketable securities	22,299	88,718
Accounts receivable, net	68,766	49,432
Inventories	27,999	16,731
Prepaid expenses and other current assets	7,314	4,498

Total current assets	221,083	298,767

Property, equipment and improvements, net	21,599	11,225
Deferred income tax assets	28,604	30,213
Goodwill	63,180	16,508
Other intangible assets, net	74,916	17,010
Other assets	10,777	10,640
	$420,159	$384,363

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$36,604	$24,938
Accrued payroll and employee benefits	10,800	6,814
Deferred revenue	16,855	9,438
Other current liabilities	17,945	8,375

Total current liabilities	82,204	49,565

1.625% convertible senior unsecured notes	143,260	139,800
Other non-current liabilities	13,500	5,551

Stockholders' equity:
Common stock	364	367
Additional paid-in capital	223,680	229,159
Accumulated deficit	(41,991)	(39,853)
Accumulated other comprehensive loss	(858)	(226)

Total stockholders' equity	181,195	189,447

	$420,159	$384,363

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CalAmp Reports Fiscal 2017 Second Quarter Financial Results

CAL AMP CORP.
CONSOLIDATED CASH FLOW STATEMENTS
(Unaudited - In thousands)

	Six Months Ended
	August 31,
	2016	2015
Cash flows from operating activities:
Net income (loss)	$(2,138)	$7,558
Depreciation expense	4,032	1,675
Intangible assets amortization expense	7,346	3,299
Stock-based compensation expense	3,605	2,609
Amortization of convertible debt issue costs and discount	3,460	2,019
Foreign currency remeasurement gains	(460)	-
Deferred tax assets, net	(1,091)	4,106
Equity in net loss of affiliate	684	-
Impairment of internal use software	1,364	-
Other	14	7
Changes in operating working capital	2,500	7,489

Net cash provided by operating activities	19,316	28,762

Cash flows from investing activities:
Proceeds from maturities of marketable securities	66,419	6,634
Purchases of marketable securities	-	(114,010)
Capital expenditures	(3,527)	(2,576)
Acquisition of Crashboxx	-	(1,500)
Acquisition of LoJack, net of cash acquired	(116,982)	-
Advances to unconsolidated subsidiary	(737)	-
Other	(36)	-

Net cash used in investing activities	(54,863)	(111,452)

Cash flows from financing activities:
Proceeds from issuance of convertible notes	-	172,500
Payments of debt issuance costs	-	(5,291)
Purchase of convertible note hedges	-	(31,343)
Proceeds from issuance of warrants	-	15,991
Payment of acquisition-related note and contingent consideration	-	(1,262)
Repurchases of common stock	(8,451)	-
Taxes paid related to net share settlement of vested equity awards	(1,416)	(2,478)
Proceeds from exercise of stock options	780	487

Net cash provided (used) by financing activities	(9,087)	148,604

Effect of exchange rate changes on cash	(49)	-

Net change in cash and cash equivalents	(44,683)	65,914

Cash and cash equivalents at beginning of period	139,388	34,184

Cash and cash equivalents at end of period	$94,705	$100,098

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CalAmp Reports Fiscal 2017 Second Quarter Financial Results

CAL AMP CORP.
RECONCILIATION OF NON-GAAP MEASURES TO GAAP
(Unaudited)

"GAAP" refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This press release includes historical non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission. CalAmp believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to investors. The presentation of historical non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with GAAP.

In this press release, CalAmp reports the non-GAAP financial measures of Adjusted basis net income, Adjusted basis net income per diluted share, non-GAAP gross margin, Adjusted EBITDA (Earnings Before Investment Income, Interest Expense, Taxes, Depreciation, Amortization and Stock-Based Compensation and other adjustments as identified below), and Adjusted EBITDA margin. CalAmp uses these non-GAAP financial measures to enhance the investor's overall understanding of the financial performance and future prospects of CalAmp's core business activities. Specifically, CalAmp believes that the use of these non-GAAP measures facilitates the comparison of results of core business operations between its current and past periods.

The reconciliation of the GAAP basis net income (loss) to Adjusted basis (non-GAAP) net income is as follows (in thousands except per share amounts):

	Three Months Ended		Six Months Ended
	August 31,		August 31,
	2016	2015	2016	2015
GAAP basis net income (loss)	$521	$3,499	$(2,138)	$7,558

Intangible assets amortization expense	3,856	1,655	7,346	3,299
Stock-based compensation expense	1,621	1,389	3,605	2,609
Non-cash interest expense from amortization of debt discount	1,562	1,353	3,069	1,736
GAAP basis income tax provision (benefit)	864	2,058	(255)	4,412
Equity in net loss of affiliate	372	-	684	-
Acquisition and integration expenses	-	-	3,539	-
Non-cash cost of sales and depreciation on markup of
LoJack inventory and fixed assets	671	-	4,681	-
Legal arbitration expenses for LoJack battery claim	1,080	-	1,460	-
Adjusted basis income before income taxes	10,547	9,954	21,991	19,614
Income tax provision (non-GAAP basis) (a)	(463)	(116)	(847)	(287)
Adjusted basis net income	$10,084	$9,838	$21,144	$19,327

Adjusted basis net income per diluted share	$0.27	$0.27	$0.57	$0.53
Weighted average common shares outstanding on diluted basis	36,849	36,716	36,931	36,691

(a)	The non-GAAP income tax provision represents cash taxes paid or payable for the period after giving effect to the utilization of net operating loss and tax credit carryforwards.

The reconciliation of GAAP basis net income (loss) to Adjusted EBITDA, and the calculation of Adjusted EBITDA margin, are as follows (dollars in thousands):

	Three Months Ended		Six Months Ended
	August 31,		August 31,
	2016	2015	2016	2015
GAAP basis net income (loss)	$521	$3,499	$(2,138)	$7,558

Investment income	(455)	43	(908)	15
Interest expense	2,474	2,280	4,898	2,928
GAAP basis income tax provision (benefit)	864	2,058	(255)	4,412
Depreciation expense	2,211	883	4,032	1,675
Intangible assets amortization expense	3,856	1,655	7,346	3,299
Stock-based compensation expense	1,621	1,389	3,605	2,609
Equity in net loss of affiliate	372	-	684	-
Acquisition and integration expenses	-	-	3,539	-
Non-cash cost of sales on markup of LoJack inventory	309	-	4,319	-
Legal arbitration expenses for LoJack battery claim	1,080	-	1,460	-
Adjusted EBITDA	$12,853	$11,807	$26,582	$22,496

Revenue	$90,479	$69,808	$181,626	$135,237
Adjusted EBITDA margin	14.2%	16.9%	14.6%	16.6%

The calculation of non-GAAP gross margin is as follows (dollars in thousands):

	Three Months Ended		Six Months Ended
	August 31,		August 31,
	2016	2015	2016	2015
GAAP basis gross profit	$37,614	$25,303	$72,448	$48,829
Non-cash cost of sales on markup of LoJack inventory and fixed assets	357	-	4,367	-
Non-GAAP gross profit	$37,971	$25,303	$76,815	$48,829

Revenue	$90,479	$69,808	$181,626	$135,237
Non-GAAP gross margin	42.0%	36.2%	42.3%	36.1%

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